                                           Exhibit 10.1(b)
                                           ---------------


                        LIST OF EXHIBITS



Exhibits
- - --------

A              Bank Merger Agreement
B              Excluded Assets Schedule
C              Assignment and Assumption Agreement
7.2 (e)(i)     Opinion of Counsel to Seller
7.2 (e)(ii)    Opinion of Counsel to the Bank
7.3 (d)        Opinion of Counsel to Purchaser

                       LIST OF SCHEDULES


1.1            Management Employees
3.2(a)         Shares Encumbrances
3.2(b)         Bank's Ownership of Subsidiaries
3.3(b)         Violations
3.4            Consents and Approvals
3.7            Certain Changes and Events
3.7(a)(v)      Management Agreements
3.8            Litigation
3.9            Tax Matters
3.10           Licenses/Compliance with Law
3.11(a)        Schedule of Leases
3.11(b)        Defaults/Terminations under Leases
3.11(c)        Real Property
3.12           Benefit Plans
3.13           Insurance
3.14(a)        Certain Contracts
3.14(b)        Defaults under Contracts
3.15           Regulatory Agreements
3.16           Securities
3.18           Undisclosed Liabilities
3.19           Bank Accounts/Powers
3.20           Fiduciary Accounts
3.21           Environmental Matters
3.22           Derivatives
3.23           Affiliate Transactions
3.27           Intellectual Property
3.29           Loans
3.31           Data Processing Contracts
4.2(b)         Violations
4.3            Consents and Approvals
5.4            Indemnity Agreements
6.4(h)         Acquisition Severance Plan
6.9            Tax Sharing Agreement
10.1(f)(i)     Indemnified Litigation
10.1(f)(ii)    Certain Indemnified Litigation